UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


        000-53268                                            61-1504884
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 303-993-8028

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

Changhai Chen Agreement
-----------------------

         On June 24, 2009, the Company entered into an Employment Agreement with Changhai Chen. The Agreement was approved by the Board on August 21, 2009. Under the Agreement, Mr. Chen will receive a salary of $5,000 per month.

         The term of the Agreement is annual upon the effective date. The Agreement will automatically renew for an additional one year term unless either party gives written notice no less than sixty days prior to the expiration that they do not intend to renew the Agreement.

         A copy of the text of the Agreement is attached hereto as an exhibit.

Eric Hager Agreement
--------------------

         On July 1, 2009, the Company entered into a Consulting Letter Agreement with Eric Hager. The Agreement was approved by the Board on August 21, 2009. Under the Agreement, Mr. Hager will be compensated as follows:

     o An hourly fee of $100 with a cap of $800 per day, exclusive of out-of-pocket expenses;

     o    A minimum retainer of $2,400 per month; and

     o A stock option grant of 25,000 common shares. The shares are to be issued at a future date to be determined by the Board of Directors.

         In exchange for said fees, Mr. Hager agreed to provide the following services:

     o Preparing and presenting expert opinion on operations and business models to investor road shows on a case-by-case basis;

     o    Assisting in network  planning and  oversight of  operations in China;
          and

     o Developing a detailed strategic positioning of a U.S. based VLAN/VPN revenue model into current business models and building the Company's cost and operational models within China.

         The term of the Agreement is month-to-month. Either party may terminate the agreement at any time and without cause upon thirty days written notice.

         A copy of the text of the Agreement is attached hereto as an exhibit.

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

                                   SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

         A. Financial Statements - None

         B.  Exhibits --   10.1 Changhai Chen Employment Agreement

                           10.2  Consulting Letter Agreement (Eric Hager)






















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
                                  (Registrant)

                             Dated: August 27, 2009

                            /s/ Steven Berman
                            -----------------------------------
                            Steven Berman, President




























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